UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 7.01 Regulation FD Disclosure.

I. Fourth Quarter and Full Year 2007 Forecast and Benchmark Commodity Pricing

(a) Fourth Quarter and Full Year 2007 Forecast

The forecast items for the fourth quarter and full year 2007 set forth below for EOG Resources, Inc. and its subsidiaries (EOG) are based on current available information and expectations as of the date of this document. This forecast replaces and supersedes any previously issued guidance or forecast.

Estimates are provided in the attached table, which is incorporated by reference herein.

(b) Benchmark Commodity Pricing

EOG bases United States and Canada natural gas price differentials upon the natural gas price at Henry Hub, Louisiana, using the simple average of the NYMEX settlement prices for the last three trading days of the applicable month.

EOG bases United States, Canada and Trinidad crude oil and condensate price differentials upon the West Texas Intermediate crude oil price at Cushing, Oklahoma, using the simple average of the NYMEX settlement prices for each trading day within the applicable calendar month.

II. Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts, including, among others, statements regarding EOG's future financial position, business strategy, budgets, reserve information, projected levels of production, projected costs and plans and objectives of management for future operations, are forward-looking statements. EOG typically uses words such as "expect," "anticipate," "estimate," "strategy," "intend," "plan," "target" and "believe" or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning future operating results, the ability to replace or increase reserves or to increase production, or the ability to generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in EOG's forward-looking statements include, among others:

  the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates, interest rates and financial market conditions;
  the extent and effect of any hedging activities engaged in by EOG;
  the timing and impact of liquefied natural gas imports;
  changes in demand or prices for ammonia or methanol;
  the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties;
  the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;
  the ability to achieve production levels from existing and future oil and gas development projects due to operating hazards, drilling risks and the inherent uncertainties in predicting oil and gas reservoir performance;
  the availability and cost of drilling rigs, experienced drilling crews, tubular steel and other materials, equipment and services used in drilling and well completions;
  the availability, terms and timing of mineral licenses and leases and governmental and other permits and rights of way;
  access to surface locations for drilling and production facilities;
  the availability and capacity of gathering, processing and pipeline transportation facilities;
  the availability of compression uplift capacity;
  the extent to which EOG can economically develop its Barnett Shale acreage outside of Johnson County, Texas;
  whether EOG is successful in its efforts to more densely develop its acreage in the Barnett Shale and other production areas;
  political developments around the world and the enactment of new government policies, legislation and regulations;
  acts of war and terrorism and responses to these acts; and
  weather, including weather-related delays in the installation of gathering and production facilities.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements may not occur. EOG's forward-looking statements speak only as of the date made and EOG undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Definitions
$/Bbl	US Dollars per barrel
$/Mcf	US Dollars per thousand cubic feet
$/Mcfe	US Dollars per thousand cubic feet equivalent
$MM	US Dollars in millions
MBbld	Thousand barrels per day
MMcfd	Million cubic feet per day
MMcfed	Million cubic feet equivalent per day
NYMEX	New York Mercantile Exchange
WTI	West Texas Intermediate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: October 29, 2007	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Estimated Ranges
(See text for additional information)
	4Q 2007				Full Year 2007
Daily Production
Natural Gas (MMcfd)
United States	975	-	1,065	*	962	-	985	*
Canada	212	-	228		220	-	224
Trinidad	230	-	262		248	-	257
United Kingdom	17	-	25		23	-	25
Total	1,434	-	1,580		1,453	-	1,491

Crude Oil and Condensate (MBbld)
United States	24.0	-	29.0		23.5	-	25.0
Canada	2.2	-	2.8		2.3	-	2.7
Trinidad	3.5	-	4.1		3.8	-	4.2
Total	29.7	-	35.9		29.6	-	31.9

Natural Gas Liquids (MBbld)
United States	9.2	-	12.5		9.5	-	11.5
Canada	0.7	-	0.9		0.9	-	1.0
Total	9.9	-	13.4		10.4	-	12.5

Natural Gas Equivalent Volumes (MMcfed)
United States	1,174	-	1,314		1,160	-	1,204
Canada	229	-	250		239	-	246
Trinidad	251	-	287		271	-	282
United Kingdom	17	-	25		23	-	25
Total	1,671	-	1,876		1,693	-	1,757

Operating Costs
Unit Costs ($/Mcfe)
Lease and Well	$ 0.73	-	$ 0.77		$ 0.73	-	$ 0.77
Transportation Costs	$ 0.28	-	$ 0.34		$ 0.26	-	$ 0.30
Depreciation, Depletion and Amortization	$ 1.74	-	$ 1.81		$ 1.69	-	$ 1.73

Expenses ($MM)
Exploration, Dry Hole and Impairment	$ 115.0	-	$ 145.0		$ 385.0	-	$ 415.0
General and Administrative	$ 48.0	-	$ 52.0		$ 187.0	-	$ 192.0
Capitalized Interest	$ 7.2	-	$ 9.0		$ 28.0	-	$ 30.0
Net Interest	$ 12.0	-	$ 16.0		$ 43.0	-	$ 47.0

Taxes Other Than Income (% of Revenue)	5.0%	-	6.2%		5.2%	-	5.5%

Income Taxes
Effective Rate	34%	-	37%		34%	-	37%
Deferred Ratio	80%	-	100%		80%	-	100%

Preferred Stock Dividends ($MM)	$ 0.7	-	$ 0.9		$ 4.2	-	$ 4.6

Capital Expenditures, excluding Acquisitions ($MM) - FY 2007					Approximately		$ 3,700

Pricing - Refer to I.(b) Benchmark Commodity Pricing in text
Natural Gas ($/Mcf)
Differentials (include the effect of physical contracts)
United States - below NYMEX Henry Hub	$ 0.55	-	$ 1.00		$ 0.60	-	$ 0.72
Canada - below NYMEX Henry Hub	$ 0.80	-	$ 1.10		$ 0.71	-	$ 0.78

Realizations
Trinidad	$ 2.25	-	$ 2.75		$ 2.30	-	$ 2.45
United Kingdom	$ 6.75	-	$ 9.50		$ 5.40	-	$ 6.40

Crude Oil and Condensate ($/Bbl)
Differentials
United States - below WTI	$ 3.50	-	$ 5.50		$ 3.25	-	$ 3.85
Canada - below WTI	$ 7.00	-	$ 9.25		$ 5.70	-	$ 6.50
Trinidad - below WTI	$ 7.00	-	$ 9.00		$ 0.80	-	$ 2.00

* Contingent on natural gas prices in the Rocky Mountain Area.